CBCom, INC.



No.      101LA                                                    $150,000




                       6.67% Secured Convertible Debenture



                                       Due
                                   June 6, 2002











               Subject to terms and conditions set forth herein.






















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THIS NOTE, AND THE SECURITIES  INTO WHICH IT IS CONVERTIBLE  (COLLECTIVELY,  THE
"SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S AND/OR REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S AND/OR REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.



                                    DEBENTURE

                                   CBCom, INC.

                       6.67% Secured Convertible Debenture

                                Due June 6, 2002


No.      101LA                                                          $150,000


         This Debenture is issued by CBCom, Inc., a Delaware corporation (the "Company"), to Ashland Partners (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.


                                    ARTICLE I

         Section 1.01  Principal and Interest.  For value  received,  on June 6,
                       ----------------------
2001, the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of One Hundred Fifty Thousand Dollars (US $150,000), together with interest on the unpaid principal of this Debenture at the rate of six and sixty-seven hundredths percent (6.67%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. On the one (1) year anniversary from the date hereof, the Company shall pay to the Holder One Hundred Thousand Dollars ($100,000) of the principal amount and all accrued interest from the date hereof, unless this Debenture is converted in accordance with Section 4.01 herein.

         Section  1.02.  Optional  Conversion.  The Holder is  entitled,  at its
                         --------------------
option, to convert up to One Hundred Thousand Dollars ($100,000) of this Debenture at any time and from time to time after thirty (30) days from the


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Closing  Date,  until  payment of this  Debenture of up to One Hundred  Thousand
Dollars ($100,000) of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, $0.001 par value ("Common Stock"), at the price of Two Dollars ("$2.00) per share the "Conversion Price").

         Section 1.03. Mandatory Conversion. The holder must convert up to Fifty
                       --------------------
Thousand Dollars ($50,000) of this Debenture at any time and from time to time after thirty (30) days from the Closing Date, but in no event later than June 6, 2002, at the price per share equal to eighty percent (80%) of the average Closing Bid Price of the Common Stock, as quoted by Bloomberg L.P. (the "Closing Bid Price") for the ten (10) trading days immediately preceding the Conversion Date (as defined herein). If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods.

         Section  1.04.  Conversion  Procedure.  No  fraction of shares or scrip
                         ---------------------
representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice, provided that the Company or the transfer agent delivers the Conversion Shares within ten (10) business days after receipt of a Conversion Notice. If such Conversion Shares are not delivered within such ten (10) business day period, the Conversion Date shall be the date such shares are actually delivered to the Holder.

         Section 1.05.  Reservation  of Common Stock.  The Company shall reserve
                        ----------------------------
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty (30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

         Section 1.06.  Interest Payments.  The interest so payable will be paid
                        -----------------
at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Company, in its sole discretion, may elect to pay interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in
Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest

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
payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

         Section 1.07. Paying Agent and Registrar.  Initially,  the Company will
                       --------------------------
act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

         Section 1.08. Subordinated Nature of Debenture.  This Debenture and all
                       --------------------------------
payments hereon, including principal or interest, shall be subordinate and junior in right of payment to all accounts payable of the Company incurred in the ordinary course of business and/or bank debt of the Company not to exceed One Million Dollars ($1,000,000).

                                   ARTICLE II

         Section 2.01.  Amendments  and Waiver of Default.  The Debenture may be
                        ---------------------------------
amended with the consent of the Holder. Without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                                   ARTICLE III

         Section  3.01.  Events of  Default.  An Event of  Default is defined as
                         ------------------
follows: (a) failure by the Company to pay amounts due hereunder within ten (10) business days of the date of maturity of this Debenture; (b) failure by the Company to advise its transfer agent to issue Common Stock to the Holder within ten (10) business days of the Company's receipt of the attached Notice of Conversion from Holder; (c) failure by the Company for the ten (10) business days after notice to it to comply with any of its other agreements in the Debenture; (d) events of bankruptcy or insolvency.

                                   ARTICLE IV

         Section 4.01. Rights and Terms of Conversion.  This Debenture, in whole
                       ------------------------------
or in part, may be converted at any time after thirty (30) days following the date of closing, into shares of Common Stock at a price equal to the Conversion Price as described in Sections 1.02 and 1.03 above.

         Section  4.02.  Re-Issuance  of  Debenture.  When the Holder  elects to
                         --------------------------
convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

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         Section 4.03. Limitation on Right and Power to Exercise.  Any provision
                       -----------------------------------------
in this Debenture or any other document to the contrary not withstanding, the Holder shall not have the right or power to convert this Debenture into Common Stock, either in whole or in part, and any attempt to do so shall be void, if, after having given effect to such conversion, the Holder shall be or shall be deemed to be the beneficial owner of ten percent (10%) or more of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as the term "beneficial owner" is defined in Rule 13d-3 of the Act.

         Section 4.04.  Termination of Conversion  Rights. The Holder's right to
                        ---------------------------------
convert the Debenture into the Common Stock in accordance with Section 4.01 shall terminate on the date that is the one (1) year anniversary from the date hereof and Fifty Thousand Dollars ($50,000) of this Debenture shall be automatically converted on that date in accordance with the formula set forth in
Section 1.03 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                    ARTICLE V

         Section 5.01. Anti-Dilution. In the event that the Company shall at any
                       -------------
time prior to the Conversion Date subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

                                   ARTICLE VI

         Section 6.01. Security  Interest.  The  Company  hereby  grants  to the
                       ------------------
Holder a security interest in all of its assets until payment of this Debenture, in accordance with Section 1.01 herein.

                                   ARTICLE VII

         Section 7.01. Notice. Notices regarding this Debenture shall be sent to
                       ------
the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company:                    CBCom, Inc.
                                      16830 Ventura Boulevard, Suite 211
                                      Encino, CA 91436

                                      Attention: Charles A. Lesser, CFO

If to Holder:                         Ashland Partners
                                      101 S. Robertson Boulevard, Suite 210
                                      Los Angeles, CA 90048

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         Section 7.02.  Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of California without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of California or the state courts of the State of California sitting in Manhattan in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

         Section 7.03. Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

         Section 7.03. Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

         Section 7.04. Counterparts.  This Debenture may be executed in multiple
                       ------------
counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.


         IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                          CBCom, Inc.

                                          By:   ________________________________
                                                Name:    Charles A. Lesser
                                                Title:   Chief Financial Officer




















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                                       A-1

                                    Exhibit A


                              NOTICE OF CONVERSION

           (To be Executed by the Holder in Order to Convert the Note)

TO:

         The undersigned hereby irrevocably elects to convert $______________ of the principal amount of the above Note into Shares of Common Stock of CBCom, Inc., according to the conditions stated therein, as of the Conversion Date written below.

                      Conversion Date: _______________________________________
          Applicable Conversion Price: _______________________________________
                            Signature: _______________________________________
                                 Name: _______________________________________
                              Address: _______________________________________

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